UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________
FORM 8-K
___________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2015

Commission file number 001-33606
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VALIDUS HOLDINGS, LTD.
(Exact name of registrant as specified in its charter)

BERMUDA	98-0501001
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

29 Richmond Road, Pembroke, Bermuda HM 08
(Address of principal executive offices)

Registrant's telephone number, including area code: (441) 278-9000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

The attached unaudited condensed consolidated pro forma financial information is intended to provide investors with information about how the acquisition of Western World Insurance Group, Inc. ("Western World") might have affected the historical financial statements of Validus Holdings, Ltd. ("Validus") if it had been consummated at September 30, 2014. The unaudited condensed consolidated pro forma financial information is for illustrative purposes only and has been prepared by Validus' management, after discussion with Western World's management, and is based on Validus' historical consolidated financial statements and Western World's historical consolidated financial statements. Certain amounts from Western World's historical consolidated financial statements have been reclassified to conform to the Validus presentation. The attached unaudited condensed consolidated pro forma financial information does not necessarily reflect the financial position or results of operations that would have actually resulted had the acquisition occurred as of the dates indicated, nor should they be taken as necessarily indicative of the future financial position or results of operations of Validus or a combined company.
The unaudited condensed consolidated pro forma financial information should be read in conjunction with Validus' Quarterly Report on Form 10-Q for the quarter ended September, 2014 (the “Validus 10-Q”) and Validus' Annual Report on Form 10-K for the year ended December 31, 2013 (the "Validus 10-K"), each as filed with the United States Securities and Exchange Commission. The unaudited condensed consolidated pro forma financial information gives effect to the proposed acquisition as if it had occurred at September 30, 2014 for the purposes of the unaudited consolidated pro forma balance sheet.
The pro forma information is subject to risks and uncertainties, including those discussed in the Validus 10-Q and the Validus 10-K under the captions “Risk Factors” and “Cautionary Note Regarding Forward Looking Statements.”
The unaudited condensed consolidated pro forma financial information is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The information in this Item 7.01, including the information attached hereto as Exhibit 99.1, is being furnished, not filed, pursuant to Regulation FD. Accordingly, such information will not be incorporated by reference into any registration statement filed by Validus under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of such information is not intended to, and does not, constitute a determination or admission by Validus as to the materiality of such information. Such information contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, that represent Validus' current expectations and beliefs. The forward-looking statements and related assumptions involve risks and uncertainties that could cause actual results and outcomes to differ materially from any forward-looking statements or views expressed herein. For a detailed discussion of these risks and uncertainties, please see the documents filed by Validus with the United States Securities and Exchange Commission, including the Validus 10-Q and the Validus 10-K. The forward-looking statements set forth Validus' beliefs as of the date that such information was first provided, and Validus assumes no duty to update the forward-looking statements to reflect any change except as required by applicable law.
The information in this Item 7.01, including the information attached hereto as Exhibit 99.1, is not required under Article 11 'Pro forma Financial Information' of Regulation S-X and therefore is not required to comply with that Article.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed with this report:

Exhibit No.	Description

99.1	Unaudited Condensed Consolidated Pro Forma Financial Information.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 26, 2015

VALIDUS HOLDINGS, LTD. (Registrant)
By:	/s/ Robert F. Kuzloski

Name:	Robert F. Kuzloski
Title:	Executive Vice President & General Counsel